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                                                                    EXHIBIT 14.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements No. 333-71444, 333-83046 and 333-108844 of W.P. Stewart & Co., Ltd. on Form S-8 of
our report dated March 7, 2005 appearing in this Annual Report on Form 20-F of W.P. Stewart & Co., Ltd. for the year ended December 31, 2004.


                                                  /s/ PricewaterhouseCoopers LLP
                                                  ------------------------------

PricewaterhouseCoopers LLP
New York, NY

March 16, 2005